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                                                                   EXHIBIT 10.32

[LOGO]                 SECOND AMENDMENT TO LOAN AGREEMENT

      This Second Amendment to Loan Agreement ("Amendment") is entered into as of June 14, 2004,by and between CRAFTMADE INTERNATIONAL, INC., a Delaware corporation ("Borrower"), whose address is 650 South Royal Lane, Coppell, Texas 75019, and THE FROST NATIONAL BANK, a national banking association ("Lender"), whose address is P.O. Box 1600, San Antonio, Texas 78296.

                                       I.
                                    RECITALS:

      A. Lender is the sole owner and holder of that one certain Revolving Promissory Note (the "Note") dated November 6, 2001, executed by Borrower and payable to the order of Lender in the original principal amount of Twenty Million and No/100 Dollars ($20,000,000).

      B. Borrower and Lender entered into a Loan Agreement, dated November 21, 2001, as amended by a First Amendment to Loan Agreement effective as of August 13, 2003, (collectively, the "Loan Agreement"). The Note and Loan Agreement were modified by a Modification, Renewal and Extension Agreement entered into October 27, 2003.

      C. The Note is secured by a Security Agreement dated November 6, 2001, between Borrower and Lender, covering certain collateral as more particularly described therein; a Security Agreement dated November 6, 2001, between Trade Source International, Inc., a Delaware corporation, and Lender, covering certain collateral as more particularly described therein; a Security Agreement dated November 6, 2001, between Durocraft International, Inc., a Texas corporation, and Lender, covering certain collateral as more particularly described therein; and a Security Agreement dated November 6, 2001, between Design Trends, LLC, a Delaware limited liability company, and Lender, covering certain collateral as more particularly described therein (collectively, the "Security Agreements"). The Note, Loan Agreement, Security Agreements and all modifications, renewals and extensions described below are hereafter collectively referred to as the "Loan Documents."

      D. The Note matured in accordance with its terms on October 31, 2003, was modified, renewed and extended to October 31, 2005.

      E. Lender has agreed to further amend the Loan Agreement. For and in consideration of the premises, Lender and Borrower agree as follows:

SECOND AMENDMENT TO LOAN AGREEMENT

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                                       II.
                                   AGREEMENTS:

      1.    Amendments to Loan Agreement.

      (a) Subsection (a)(ii) of Section 1 "Credit Facilities; Interest Rate Options" is hereby deleted in its entirety and replaced with the following:

                  (ii) $20,000,000.00 minus the outstanding principal balance of a $2,000,000.00 Revolving Promissory Note, dated June 14, 2004, executed by Design Trends, LLC, a Delaware limited liability company, and payable to the order of Lender (the "Borrowing Base Line of Credit").

      (b) The following subsection of Section 9 "Financial Covenants" of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  (a) Debt to Worth Ratio. Borrower will maintain, at all times, a ratio of (a) total liabilities (excluding any Subordinated
            Debt), to (b) Tangible Net Worth of not greater than 2.5 to 1.0, tested quarterly.

      2. Reaffirmation of Representations, Etc. Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the Loan Documents.

      3. Enforceable Obligations. Borrower hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Loan Documents represent valid and enforceable obligations of Borrower, and Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Note, and Borrower further acknowledges and represents that no event has occurred and no condition exists which would constitute a default under the Loan Documents or this Amendment, either with or without notice or lapse of time, or both.

      4. No Release of Liens. This Amendment in no way acts as a release or relinquishment of the liens, security interests and rights (the "Liens") created or evidenced by the Loan Documents. The Liens are hereby ratified and confirmed by Borrower in all respects and are extended to secure (i) the principal amount of the Note, (ii) all interest, charges and other sums payable with respect thereto, and (iii) the performance of all other obligations under the Loan Documents.

      5. Additional Renewals and Extensions. Notwithstanding anything to the contrary contained herein or inferred hereby or in any other instrument executed by Borrower or in any other action or conduct undertaken by Borrower on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lender's consent to amend the terms and provisions of the Loan Documents in the manner set forth herein. No express or implied consent to any further amendments and/or modifications involving any of the matters set forth in this Amendment or otherwise, shall be inferred or implied from Lender's execution of

SECOND AMENDMENT TO LOAN AGREEMENT

                                                                     Page 2 of 5

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this Amendment. Further, Lender's execution of this Amendment shall not constitute a waiver (either express or implied) of the requirement that any further amendments and/or modifications of the Loan Documents shall require the express written approval of Lender, no such approval (either express or implied) having been given as of the date hereof.

      6. Miscellaneous. (a) As modified hereby, the provisions of the Loan Agreement and Note shall continue in full force and effect, and the Borrower acknowledges and reaffirms its liability to Lender thereunder. In the event of any inconsistency between this Amendment and the terms of the Loan Documents, this Amendment shall govern.

      (b) Borrower hereby agrees to pay all costs and expenses incurred by Lender in connection with the execution and administration of this Amendment and the modification of the Loan Documents including, but not limited to, all appraisal costs, title insurance costs, legal fees incurred by Lender and filing fees.

      (c) Any default by Borrower in the performance of its obligations herein contained shall constitute a default under the Loan Documents and shall allow Lender to exercise all of its remedies set forth in the Loan Documents.

      (d) Lender does not, by its execution of this Amendment, waive any rights it may have against any person not a party to this Amendment.

      (e) In case any of the provisions of this Amendment shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      (f) This Amendment and the Loan Documents shall be governed and construed according to the laws of the State of Texas (without regard to any conflict of laws principles) and the applicable laws of the United States.

      (g) This Amendment shall be binding upon and inure to the benefit of Lender, Borrower and their respective successors, assigns and legal representatives.

      (h) Borrower hereby acknowledges and agrees that it has entered into this Amendment of its own free will and accord and in accordance with its own judgment after advice of its own legal counsel, and states that it has not been induced to enter into this Amendment by any statement, act or representation of any kind or character on the part of the parties hereto, except as expressly set forth in this Amendment.

      (i) This Amendment may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same agreement.

      (j) Except as modified herein, all other terms, conditions and provisions of Loan Documents shall remain in full force and effect as of the date thereof and Borrower acknowledges and reaffirms its liability to Lender thereunder.

SECOND AMENDMENT TO LOAN AGREEMENT

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                                  BORROWER:

                                  CRAFTMADE INTERNATIONAL, INC.,
                                  a Delaware corporation

                                  By: /s/ Kathleen B. Oher
                                      ---------------------------------------
                                      Kathleen B. Oher, Secretary

                                  LENDER:

                                  THE FROST NATIONAL BANK,
                                  a national banking association

                                  By: /s/ D. Michael Randall
                                      ---------------------------------------
                                      D. Michael Randall, Sr. Vice President

                       Guarantor Ratification of Amendment

      By executing this Amendment, DUROCRAFT INTERNATIONAL, INC., a Texas corporation; TRADE SOURCE INTERNATIONAL, INC., a Delaware corporation; DESIGN TRENDS, LLC, a Delaware limited liability company; and C/D/R INCORPORATED, a Delaware Corporation as Guarantors of the indebtedness evidenced by the Note, as set forth in Guaranty Agreements (collectively, the "Guarantys") dated November 6, 2001, hereby expressly agree (a) to all of the terms and provisions of this Amendment, (b) to the continuing validity of the Guarantys and all duties and obligations thereunder, (c) that their liability under the Guarantys shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Amendment by the parties hereto, and (d) that the Guarantys shall remain in full force and effect and enforceable in accordance with their terms.

                                  DUROCRAFT INTERNATIONAL, INC.,
                                  a Texas corporation

                                  By: /s/ Kathleen B. Oher
                                      ---------------------------------------
                                      Kathleen B. Oher, Secretary

SECOND AMENDMENT TO LOAN AGREEMENT

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                                  TRADE SOURCE INTERNATIONAL, INC.,
                                  a Delaware corporation

                                  By: /s/ Kathleen B. Oher
                                      ---------------------------------------
                                      Kathleen B. Oher, Secretary

                                  DESIGN TRENDS, LLC,
                                  a Delaware limited liability company

                                  By: Craftmade International, Inc., a Delaware Corporation, Manager

                                  By: /s/ Kathleen B. Oher
                                      ---------------------------------------
                                      Kathleen B. Oher, Secretary

                                  C/D/R INCORPORATED,
                                  a Delaware corporation

                                  By: /s/ Clifford Crimmings
                                      ---------------------------------------
                                      Clifford Crimmings, V.P. Marketing

SECOND AMENDMENT TO LOAN AGREEMENT

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[LOGO]              ARBITRATION AND NOTICE OF FINAL AGREEMENT

To:   Craftmade International, Inc., a Delaware corporation
      650 S. Royal Lane
      Coppell, Texas 75019
      (collectively, whether one or more, "Borrower")

As of the effective date of this Notice, Borrower and THE FROST NATIONAL BANK, a national banking association ("Lender") have consummated a transaction pursuant to which Lender has agreed to amend an existing loan or loans to Borrower and/or to otherwise extend credit or make financial accommodations to or for the benefit of Borrower, in an aggregate amount up to $20,000,000.00 minus the outstanding principal balance of a $2,000,000.00 Revolving Promissory Note, dated June 14, 2004, executed by Design Trends, LLC, a Delaware limited liability company (collectively, whether one or more, the "Loan").

                                   ARBITRATION

Upon written request of either Lender or Borrower, any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to the Loan, any of the loan documents or any related agreements or instruments executed in connection with the Loan (the "Loan Documents"), including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Commercial Arbitration Rules of the American Arbitration Association, and the "Special Rules" set forth below unless both Lender and Borrower, in their respective sole discretion, agree in writing to mediate the dispute prior to submitting to binding arbitration. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over such action. The party that requests arbitration has the burden to initiate the arbitration proceedings pursuant to and by complying with the Commercial Arbitration Rules of the American Arbitration Association and shall pay all associated administrative and filing fees.

The arbitration shall be conducted in the City of Fort Worth, Tarrant County, Texas and administered by the American Arbitration Association. All arbitration hearings will be commenced within sixty (60) days of the written request for arbitration, and if the arbitration hearing is not commenced within the sixty
(60) days, the party that requested arbitration shall have waived its election to arbitrate. Nothing in this Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement; or (ii) be a waiver by Lender of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of Lender hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral in accordance with applicable law, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver in accordance with applicable law. Lender may exercise such self help

ARBITRATION AND NOTICE OF FINAL AGREEMENT
Rev. July 2000
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remedies, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement or any other Loan Document. At Lender's option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

                       FACSIMILE DOCUMENTS AND SIGNATURES

For purposes of negotiating and finalizing the Written Loan Agreement (as hereinafter defined), if this document or any document executed in connection with the Loan is transmitted by facsimile machine ("fax"), it shall be treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of a facsimile machine shall be considered for all purposes as an original signature. Any such faxed document shall be considered to have the same binding legal effect as an original document. At the request of any party, any faxed document shall be re-executed by each signatory party in an original form.

                        WAIVER OF RIGHT TO TRIAL BY JURY

THE PARTIES TO THIS AGREEMENT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER TO ENFORCE THIS AGREEMENT, TO COLLECT DAMAGES FOR THE BREACH OF THIS AGREEMENT, OR WHICH IN ANY OTHER WAY ARISE OUT OF, ARE CONNECTED TO OR ARE RELATED TO THIS AGREEMENT OR THE SUBJECT MATTER OF THIS AGREEMENT. ANY SUCH ACTION SHALL BE TRIED BY THE JUDGE WITHOUT A JURY.

                            NOTICE OF FINAL AGREEMENT

In connection with the Loan, Borrower and Lender and the undersigned guarantors and other obligors, if any (collectively, whether one or more, "Other Obligors") have executed and delivered and may hereafter execute and deliver certain agreements, instruments and documents (collectively hereinafter referred to as the "Written Loan Agreement").

It is the intention of Borrower, Lender and Other Obligors that this Notice be incorporated by reference into each of the written agreements, instruments and documents comprising the Written Loan Agreement. Borrower, Lender and Other Obligors each warrants and represents that the entire agreement made and existing by or among Borrower, Lender and Other Obligors with respect to the Loan is and shall be contained within the Written Loan Agreement, as amended and supplemented hereby, and that no agreements or promises exist or shall exist by or among, Borrower, Lender and Other Obligors that are not reflected in the Written Loan Agreement.

ARBITRATION AND NOTICE OF FINAL AGREEMENT
Rev. July 2000
                                       2

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THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES
AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Executed: June 14, 2004

BORROWER                                   LENDER:

CRAFTMADE INTERNATIONAL, INC.,             THE FROST NATIONAL BANK,
a Delaware corporation                     a national banking association

By: /s/ James R. Ridings                   By: /s/ D. Michael Randall
    ------------------------------             ---------------------------
    James R. Ridings, President                D. Michael Randall, Senior
                                               Vice President

OTHER OBLIGORS:

DESIGN TRENDS, LLC,
a Delaware limited liability company

By: Craftmade International, Inc.,
a Delaware corporation, Manager

By: /s/ James R. Ridings
    ------------------------------
    James R. Ridings, President

DUROCRAFT INTERNATIONAL, INC.,
a Texas corporation

By: /s/ Kathleen B. Oher
    ------------------------------
    Kathleen B. Oher, Secretary

ARBITRATION AND NOTICE OF FINAL AGREEMENT
Rev. July 2000
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TRADE SOURCE INTERNATIONAL, INC.,
a California corporation

By: /s/ Kathleen B. Oher
    ------------------------------
    Kathleen B. Oher, Secretary

C/D/R INCORPORATED,
a Delaware corporation

By: /s/ Clifford Crimmings
    ------------------------------
    Clifford Crimmings, V.P. Marketing

ARBITRATION AND NOTICE OF FINAL AGREEMENT
Rev. July 2000
                                       4